Exhibit 10.22

EXECUTION VERSION

GUARANTEE AGREEMENT

DATED AS OF OCTOBER 31, 2013

BY AND AMONG

DURATA THERAPEUTICS, INC.,

VICURON PHARMACEUTICALS INC.,

AND

DURATA THERAPEUTICS U.S. LIMITED

AS GUARANTORS,

IN FAVOR OF

PDL BIOPHARMA, INC.,

AS COLLATERAL AGENT

GUARANTEE AGREEMENT (the “Agreement”), dated as of October 31, 2013, by DURATA THERAPEUTICS, INC., a Delaware corporation (“Parent”), VICURON PHARMACEUTICALS INC., a Delaware corporation (“Vicuron”), and DURATA THERAPEUTICS U.S. LIMITED, a Delaware corporation (“Durata U.S. Limited”, and together with Parent, Vicuron, and any other entity that may become a party hereto as a guarantor as provided herein, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), in favor of PDL BIOPHARMA, INC., as collateral agent (in such capacity, the “Agent”) under the Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among DURATA THERAPEUTICS HOLDING C.V., a limited partnership organized under the laws of the Netherlands (“Durata C.V.”), DURATA THERAPEUTICS INTERNATIONAL B.V., a private company with limited liability incorporated under the laws of the Netherlands having its official seat in Amsterdam, the Netherlands, and which is registered with the Dutch trade register under number 55527221 (“Durata B.V.”, and together with Durata C.V., each a “Borrower” and collectively, the “Borrowers”), Parent, each Subsidiary of Parent from time to time party thereto, and the Agent, as Agent and as lender (in such capacity, the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make certain extensions of credit to the Borrowers upon the terms and conditions set forth therein;

WHEREAS, it is a condition precedent to the obligations of the Lender to make its extensions of credit to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Agent.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS.

1.01. Definition of Terms Used Herein Generally. Except as otherwise provided herein, all capitalized terms used herein (including in the preamble hereto) but not defined herein shall have the meanings set forth in the Credit Agreement.

1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

“Bankruptcy Code” means title 11, United States Code, as amended from time to time, and any successor statute thereto.

“Borrower Obligations”: the Obligations owed by the Borrowers under the Credit Agreement.

“Fully Satisfied”: with respect to the Obligations means that such Obligations have been Paid in Full.

“Guarantor Obligations”: with respect to any Guarantor, all liabilities, indebtedness and obligations of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party (monetary (including interest accrued at the rate provided in the applicable Loan Document after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable) or otherwise), in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Secured Creditor that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document), and in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

“Secured Creditors” means the Agent, in both its capacities as administrative agent under the Credit Agreement and collateral agent under the Collateral Documents, and the Lender under the Credit Agreement, and each of their successors and assigns.

“Secured Obligations” has the meaning set forth in Section 2.01.

1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.2 of Credit Agreement shall be applicable to this Agreement. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in this Section 1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

Section 2. GUARANTEE.

2.01. Guarantee.

(a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Secured Creditors and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each of the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this Section 2.01(a) are collectively referred to as the “Secured Obligations”).

(b) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Secured Creditor hereunder.

(c) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and Guarantor Obligations shall have been Fully Satisfied notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations.

(d) No payment made by the Borrowers, any of the Guarantors, any other guarantor or any other Person or received or collected by any Secured Creditor from the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Borrower Obligations until the Borrower Obligations are Fully Satisfied.

2.02. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid at least its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Creditors and each Guarantor shall remain liable to the Secured Creditors for the full amount guaranteed by such Guarantor hereunder.

2.03. Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Creditor, (i) no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Creditor against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Secured Creditor for the payment of the Borrower Obligations, (ii) no Guarantor shall seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, and (iii) each Guarantor hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor against any Borrower or any other Guarantor, in each case, until all Borrower Obligations are Fully Satisfied. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been Fully Satisfied, such amount shall be held by such Guarantor in trust for the Secured Creditors, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Agent may determine. Each Guarantor acknowledges and agrees that this waiver is intended to benefit the Secured Creditors and shall not limit or otherwise affect such Guarantor’s liability hereunder or the enforceability of this Section 2.03.

2.04. Amendments, etc. with respect to the Borrower Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by any Secured Creditor may be rescinded by such Secured Creditor and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Secured Creditor, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Lender under the Credit Agreement, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Creditor for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. No Secured Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.05. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by any Secured Creditor upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Secured Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the Guarantors with respect to the Borrower Obligations, except as required pursuant to the Credit Agreement. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance (and not of collection) without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document (other than this Agreement), any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Creditor; (b) any defense, set-off or counterclaim (other than a defense of complete payment and performance hereunder) which may at any time be available to or be asserted by either of the Borrowers or any other Person against any Secured Creditor; or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrowers or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of either of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Creditor may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by any Secured Creditor to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrowers, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Creditor against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

2.06. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by any Secured Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.07. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars in immediately available funds to the deposit account of Agent specified in Annex II to the Credit Agreement and that all such payments will be subject to the provisions of Section 2.6 of the Credit Agreement.

2.08. Election of Remedies. If any Secured Creditor may, under Applicable Law, proceed to realize its benefits under any of the Loan Documents giving such Secured Creditor a Lien upon any Collateral, whether owned by any Guarantor or by any other Person, either by judicial foreclosure or by nonjudicial sale or enforcement, such Secured Creditor may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 2. If, in the exercise of any of its rights and remedies, any Secured Creditor shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Guarantor or any other Person, whether because of any Applicable Laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by such Secured Creditor and waives, to the extent permitted by Applicable Law, any claim based upon such action, even if such action by such Secured Creditor shall result in a full or partial loss of any rights of subrogation that each Guarantor might otherwise have had but for such action by such Secured Creditor. Any election of remedies that results in the denial or impairment of the right of any Secured Creditor to seek a deficiency judgment against any Guarantor shall not impair any other Guarantor’s obligation to pay the full amount of the Obligations. In the event any Secured Creditor shall bid at any foreclosure or trustee’s sale or at any private sale permitted by law or the Loan Documents, such Secured Creditor may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by such Secured Creditor but shall be credited against the Obligations. The amount of the successful bid at any such public sale, whether such Secured Creditor or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 2, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any Secured Creditor might otherwise be entitled but for such bidding at any such sale.

Section 3. SECURITY AGREEMENT.

All Secured Obligations under this Guarantee shall be secured by the Collateral as defined in the Security Agreement of even date with this Agreement by and among each Guarantor and Agent for the benefit of the Secured Creditors.

Section 4. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the Lender to enter into the Loan Documents and to induce the Lender to make its extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Secured Creditors as follows.

4.01. Due Authority. Such Guarantor has the right and requisite authority to guaranty the Obligations and pledge, assign, transfer, deliver, deposit and set over the Collateral pledged by such Guarantor to Agent as provided herein.

4.02. No Consent or Approval. No consent, approval, authorization or other order or other action by, and no notice to or filing with, any governmental authority or any other person or entity is required (i) for the guaranty by such Guarantor of the Obligations or the pledge by such Guarantor of the Collateral pursuant to this Agreement and the Security Agreement for the execution, delivery or performance of this Agreement or the Security Agreement by such Guarantor (except filings in connection with security agreements), or (ii) for the exercise by the Agent of the rights provided for in this Agreement or the remedies in respect to this Agreement.

4.03. Binding Obligation. This Agreement has been duly authorized (with respect to Guarantor that are not natural persons), executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms.

4.04. [Reserved].

Section 5. ADDITIONAL GUARANTORS; JOINDER AGREEMENTS. If, pursuant to Section 6.7 of the Credit Agreement or otherwise, any Person shall be required to join this Agreement as a Guarantor after the Closing Date, such Person shall execute and deliver to the Agent a Joinder Agreement substantially in the form of Exhibit A and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.

Section 6. DEFAULT AND REMEDIES; PROXY. Upon the occurrence of an Event of Default and during the continuation of such Event of Default the Secured Creditors may exercise all rights and remedies available under this Agreement, the other Loan Documents and under the UCC and Applicable Law. Each Guarantor agrees to the maximum extent permitted by Applicable Law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, and each Guarantor waives the benefit of all such laws to the extent it lawfully may do so. Each Guarantor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon any Guarantor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent’s right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against any Guarantor in any respect. If any Guarantor fails to perform or comply with any of its agreements contained herein, the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Agent incurred in connection with actions undertaken as provided in this Section 6, together with interest thereon at a rate per annum equal to the Default Rate, from the date of payment by the Agent to the date reimbursed by the relevant Guarantor, shall be payable by such Guarantor to the Agent on demand.

Section 7. REINSTATEMENT. The obligations of each Guarantor pursuant to this Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or otherwise must be restored or returned by the Agent or any other Secured Creditor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of such Guarantor or any other obligor or otherwise, all as though such payment had not been made.

Section 8. MISCELLANEOUS.

8.01. Notices. All notices, requests and demands to or upon the Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement.

8.02. GOVERNING LAW; CONSENT TO JURISDICTION; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. Each Guarantor hereby appoints Parent as such Guarantor’s agent where notices and demands to or upon such Guarantor in respect of this Agreement or any other Loan Document may be served (without prejudice to the right of Agent or Lender to serve process in any other manner permitted by law). If for any reason such process agent is unable to act as such, such Guarantor will within 30 days appoint a substitute process agent located in the State of New York and give notice of such appointment to Agent.

8.03. WAIVER OF JURY TRIAL, ETC. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

8.04. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

8.05. Headings. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.

8.06. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

8.07. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

8.08. Survival of Agreement. All representations, warranties and agreements made by or on behalf of any Guarantor in this Agreement shall survive the execution and delivery hereof or thereof and the making and repayment of the Loans. In addition, notwithstanding anything herein or under Applicable Law to the contrary, the provisions of this Agreement and the other Loan Documents relating to indemnification or payment of costs and expenses, including, without limitation, the provisions of Sections 3.1, 3.2, 3.3, 3.4 and 10.5 of the Credit Agreement, shall survive the payment in full of the Loans and any termination of this Agreement or any of the other Loan Documents.

8.09. Fees and Expenses; Indemnification.

(a) The Guarantors, jointly and severally, agree to pay upon demand the amount of any and all reasonable expenses, including the fees, disbursements and other charges of counsel and of any experts or agents, which (i) any Secured Creditor may incur in connection with (x) collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents, (y) the exercise, enforcement or protection of any of the rights of such Secured Creditor hereunder or (z) the failure of any Guarantor to perform or observe any of the provisions hereof, and (ii) the Agent may incur in connection with (x) the administration of this Agreement or (y) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral.

(b) In consideration of the execution and delivery of this Agreement by the Agent and the agreement to extend the Loans to the Borrowers under the Credit Agreement, each Guarantor hereby agrees to indemnify, exonerate and hold the Agent, the Lender and each of the officers, directors, employees, Affiliates, controlling persons, advisors and agents of the Agent and the Lender (each a “Lender Party”) free and harmless from and against any and all actions, causes of action, suits, losses, liabilities (including, without limitation, strict liabilities), obligations, damages, penalties, judgments, fines, disbursements, expenses and costs, including Legal Costs (collectively, the “Indemnified Liabilities”), incurred by the Lender Parties or asserted against the Lender Party by any Person (including in connection with any action, suit or proceeding brought by any Holder, the Borrowers, any other Loan Party or any Lender Party) as a result of, or arising out of, or relating to the execution, delivery, performance, administration or enforcement of this Agreement, except to the extent any such Indemnified Liabilities result from the applicable Lender Party’s own gross negligence or willful misconduct, in either case as determined by a court of competent jurisdiction in a final, non-appealable determination. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Guarantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law. All obligations provided for in this Section 8.09 shall survive repayment of the Loan, cancellation of the Notes, any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

(c) The agreements in this Section 8.09 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

8.10. Binding Effect; Several Agreement; Assignment. This Agreement is binding upon each Guarantor and the Secured Creditors and their respective successors and permitted assigns, and shall inure to the benefit of the Guarantors, the Secured Creditors and their respective successors and permitted assigns, except that no Guarantor shall have any right to assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of the Agent (and any such assignment or transfer shall be void). The Agent may assign, indorse or transfer any instrument evidencing all or any part of the Obligations as provided in, and in accordance with, the Credit Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

8.11. Waivers; Amendment.

(a) No failure or delay of the Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Creditors hereunder and of the Secured Creditors under the Credit Agreement and other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such or any other Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Agent and each affected Guarantor; provided that any provision of this Agreement imposing obligations on any Guarantor may be waived by the Agent in a written instrument executed by the Agent in accordance with Section 10.1 of the Credit Agreement.

8.12. Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement or in the other Loan Documents, the parties agree that: (a) no Borrower (or any other Loan Party that is organized in any jurisdiction outside of the United States) shall be liable for any obligation of the Parent, Vicuron, Durata U.S. Limited (or any other Loan Party that is organized in the United States or any state or territory thereof) arising under or with respect to any of the Loan Documents; (b) neither the Agent nor any Lender nor any Affiliate thereof, may set-off or apply any deposits of a Borrower (or any other Loan Party that is organized in any jurisdiction outside of the United States) or any other obligations at the time owing to or for the credit of the account of any Borrower (or any other Loan Party that is organized in any jurisdiction outside of the United States), against any or all of the obligations of the Parent, Vicuron (or any other Loan Party that is organized in the United States or any state or territory thereof), and (c) no Lien or Security Interest in any Property of a Borrower (or any other Loan Party that is organized in any jurisdiction outside of the United States) shall secure any Guarantor Obligations or other Obligations of the Parent, Vicuron (or any other Loan Party that is organized in the United States or a state or territory thereof) under this Agreement or the other Loan Documents.

8.13. Integration. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

8.14. Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(b) no Secured Creditor has any fiduciary relationship with or duty to it arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Secured Creditors, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Creditors or among the Guarantors and the Secured Creditors.

8.15. Releases. Each Guarantor shall be released from its obligations hereunder in the event that the Obligations are Paid in Full, and the Agent and the Secured Creditors shall execute such documents and instruments evidencing the same at the Borrowers’ request and expense.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

GUARANTORS:

DURATA THERAPEUTICS, INC., a Delaware corporation

By:
	Name:	Corey N. Fishman
	Title:	Secretary, Treasurer, Chief Financial
Officer and Chief Operating Officer

VICURON PHARMACEUTICALS INC., a Delaware corporation

By:
Name: Corey N. Fishman
	Title:	Secretary and Treasurer

DURATA THERAPEUTICS U.S. LIMITED, a Delaware corporation

By:
	Name:	Corey N. Fishman
	Title:	President, Secretary and Treasurer

[SIGNATURE PAGE TO GUARANTEE AGREEMENT]

AGENT:

PDL BIOPHARMA, INC., a Delaware corporation

By:
	Name:	John P. McLaughlin
	Title:	President and Chief Executive Officer

[SIGNATURE PAGE TO GUARANTEE AGREEMENT]

EXHIBIT A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (the “Joinder Agreement”), dated as of             , 20    , is delivered pursuant to Section 6 of the Guarantee Agreement (the “Guarantee”), dated as of October 31, 2013, by and among DURATA THERAPEUTICS, INC., a Delaware corporation (“Parent”), VICURON PHARMACEUTICALS INC., a Delaware corporation (“Vicuron”), and DURATA THERAPEUTICS U.S. LIMITED, a Delaware corporation (“Durata U.S. Limited”, and together with Parent, Vicuron, Durata U.S. Limited, and any other entity that may become a party thereto as a guarantor as provided therein, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), in favor of PDL BIOPHARMA, INC., as collateral agent (in such capacity, the “Agent”). Capitalized terms used herein without definition are used as defined in the Guarantee.

By executing and delivering this Joinder Agreement, the undersigned, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein and, without limiting the generality of the foregoing, guarantees the Secured Obligations and the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of such Secured Obligations and expressly assumes all obligations and liabilities of a Guarantor thereunder.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

AGENT:

PDL BIOPHARMA, INC.,
a Delaware corporation

By:
Name:
Title: